10. SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
10. SUBSEQUENT EVENTS

On October 23, 2014 the Company’s President and CEO, Gene Cartwright, advanced the Company $30,000 in cash for a 5% simple interest note. On October 24, 2014 and October 7, 2014, the Company’s Senior Vice President of Engineering, Richard Fowler, advanced $6,100 and $20,000, respectively, in cash for 6% simple interest notes. On October 7, 2014, the Company’s Director of Marketing advanced $10,000 in cash for a 6% simple interest note.

On November 4, 2014, a stockholder of the Company, Richard Blumberg, advanced the Company $100,000 in cash for a note for $106,500 in aggregate principal and interest due November 30, 2014.

On November 6, 2014, Magna agreed to refrain from converting any portion of the Convertible Notes or selling any shares of the Company’s common stock until after November 21, 2014, in exchange for an acceleration of the scheduled increase in the conversion discount on the Initial Convertible Note from December 19, 2014 to November 21, 2014.

On January 7, 2014 the Company announced the appointment of Gene Cartwright, 59, as Chief Executive Officer, effective January 6, 2014. Dr. Cartwright replaced Mark L. Faupel, who has transitioned to the role of Chief Scientific Officer. In accordance with Dr. Faupel’s employment agreement, all outstanding unvested stock options became fully vested on January 6, 2014, resulting in compensation expense of approximately $111,000. The Company also owes Dr. Faupel additional compensation payable of $40,000, as a result of the Company’s employment agreement with Dr. Cartwright.

Effective January 31, 2014, Ronald W. Allen resigned from the Board of Directors of the Company.

Between February 1 and March 25, 2014, the Company received cash advances from certain affiliates totaling about $175,000.